           AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 18, 1997
                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM SB-2
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            ------------------------

                            LASER POWER CORPORATION
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

             DELAWARE                            3827                           95-3423358
   (STATE OR OTHER JURISDICTION      (PRIMARY STANDARD INDUSTRIAL            (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)           IDENTIFICATION NO.)

                             12777 HIGH BLUFF DRIVE
                              SAN DIEGO, CA 92130
                                 (619) 755-0700
          (ADDRESS, TELEPHONE NUMBER, OF PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                             12777 HIGH BLUFF DRIVE
                              SAN DIEGO, CA 92130
(ADDRESS OF PRINCIPAL PLACE OF BUSINESS OR INTENDED PRINCIPAL PLACE OF BUSINESS)
                            ------------------------

                            GLENN H. SHERMAN, PH.D.
               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                            LASER POWER CORPORATION
                             12777 HIGH BLUFF DRIVE
                              SAN DIEGO, CA 92130
                                 (619) 755-0700
             (NAME, ADDRESS, TELEPHONE NUMBER OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

               D. BRADLEY PECK, ESQ.                              PAUL E. KREUTZ, ESQ.
              EDWARD C. Y. YIP, ESQ.                              REBECCA SCHMITT, ESQ.
          ALEXANDER A. FITZPATRICK, ESQ.                           MARK LEHBERG, ESQ.
                COOLEY GODWARD LLP                            GRAY CARY WARE & FREIDENRICH
         4365 EXECUTIVE DRIVE, SUITE 1100                   4365 EXECUTIVE DRIVE, SUITE 1600
                SAN DIEGO, CA 92121                                SAN DIEGO, CA 92121
                  (619) 550-6000                                     (619) 677-1400

                            ------------------------
    APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] (File No. 333-24421)

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

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
                        CALCULATION OF REGISTRATION FEE
==============================================================================================================================
                                                                            PROPOSED                PROPOSED
                                                                            MAXIMUM                 MAXIMUM            AMOUNT OF
TITLE OF EACH CLASS OF SECURITIES TO BE              AMOUNT TO BE        OFFERING PRICE            AGGREGATE         REGISTRATION
  REGISTERED                                        REGISTERED(1)         PER SHARE(2)         OFFERING PRICE(2)        FEE(3)
------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value...................      172,500               $5.50                  $948,750            $287.50
==============================================================================================================================

(1) Includes 22,500 shares that the Underwriters have the option to purchase solely to cover over-allotments, if any.
(2) Estimated solely for the purpose of calculating the amount of the registration fee in accordance with Rule 457(a) under the Securities Act of 1933.
(3) The registration fee has been paid in full prior to this Registration Statement.

================================================================================

            INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON
                         FORM SB-2 (FILE NO. 333-24421)

     Laser Power Corporation (the "Company") hereby incorporates by reference into this Registration Statement on Form SB-2 in its entirety the Registration Statement on Form SB-2 (File No. 333-24421) as amended by a Post-Effective Amendment No. 1 declared effective on June 18, 1997 by the Securities and Exchange Commission, including each of the documents filed by the Company with the Commission as exhibits thereto.

                                 CERTIFICATION

     The Company hereby certifies to the Commission that it has paid in full the filing fee of $287.50 prior to the filing of this Registration Statement.

                                   SIGNATURES

     In accordance with the requirements of the Securities Act of 1933, the Registrant has duly caused the Registration Statement to be signed on its behalf by the undersigned, in the City of San Diego, County of San Diego, State of California, on the 18th day of June, 1997.

                                          By:   /s/ PAUL P. WICKMAN, JR.
                                            ------------------------------------
                                                    Paul P. Wickman, Jr.
                                              Senior Vice President and Chief
                                                      Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                                 TITLE                         DATE
-------------------------------------    ------------------------------------    --------------

* GLENN H. SHERMAN, PH.D.                Chairman of the Board and Chief         June 18, 1997
-------------------------------------      Executive Officer (Principal
Glenn H. Sherman, Ph.D.                    Executive Officer)

      /s/ PAUL P. WICKMAN, JR.           Senior Vice President, Chief            June 18, 1997
-------------------------------------      Financial Officer
        Paul P. Wickman, Jr.               (Principal Financial and
                                           Accounting Officer)

* DOUGLAS H. TANIMOTO, PH.D.             Director                                June 18, 1997
-------------------------------------
Douglas H. Tanimoto, Ph.D.

* WILLIAM G. FREDRICK                    Director                                June 18, 1997
-------------------------------------
William G. Fredrick

* ALAIN GODEFROID                        Director                                June 18, 1997
-------------------------------------
Alain Godefroid

* ROBERT G. KLIMASEWSKI                  Director                                June 18, 1997
-------------------------------------
Robert G. Klimasewski

* RICHARD C. LAIRD                       Director                                June 18, 1997
-------------------------------------
Richard C. Laird

* SIEGFRIED MEDER                        Director                                June 18, 1997
-------------------------------------
Siegfried Meder

* KENNETH E. OLSON                       Director                                June 18, 1997
-------------------------------------
Kenneth E. Olson

              SIGNATURE                                 TITLE                         DATE
-------------------------------------    ------------------------------------    --------------
* JOHN C. STISKA                         Director                                June 18, 1997
-------------------------------------
John C. Stiska

* MARC VAN SANDE                         Director                                June 18, 1997
-------------------------------------
Marc Van Sande

    *By: /s/ PAUL P. WICKMAN, JR.
-------------------------------------
        Paul P. Wickman, Jr.
          Attorney-in-fact

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                                   DESCRIPTION OF DOCUMENT
-------   -------------------------------------------------------------------------------------
   5.1    Opinion of Cooley Godward LLP
  23.1    Consent of Ernst & Young LLP, Independent Auditors
  23.2    Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.